VISTA TECHNOLOGIES INC.
                    AMENDMENT to STOCK OPTION AGREEMENT
                       UNDER 1994 STOCK OPTION PLAN
                  ______________________________________

                                 Original Date of Grant:  February 15, 1996

  WHEREAS, VISTA TECHNOLOGIES INC., a Nevada corporation (the
"Company"), previously granted to THOMAS A. SCHULTZ (the "Optionee"), pursuant to the 1994 Stock Option Plan of the Company (the "Plan"), a stock option (the "Option") to purchase a total of ONE HUNDRED FIFTY THOUSAND (150,000) shares of Common Stock of the Company at a price of TWO DOLLARS FIFTY CENTS ($2.50) per share (subject to adjustment as provided in Section 6(i) of the Plan), on terms and conditions set forth in the Option agreement and the Plan; and

  WHEREAS, the shares subject to such Option were to be exercisable either during the last 30 days of the five-year term of the Option, or alternatively, from and after any date on which the Company's Common Stock Price equalled or exceeded $10.00 per share; and

  WHEREAS, the vesting terms of such option were established on a mistake of fact as to the accounting treatment to be accorded such Options; and

  WHEREAS, to conform the Options to the Company's standard form of stock options and qualify for the accounting treatment intended by the Company's Board of Directors, the parties hereto agree to amend Section 1 of the Option agreement relating to vesting terms and conditions:

  NOW, therefore, the parties agree that Section 1 of the Option agreement is hereby amended in its entirety as of February 15, 1996 to read as follows:

         1.   VESTING.  SUBJECT TO THE TERMS AND CONDITIONS OF
  THIS AGREEMENT AND THE PLAN, THE SHARES SUBJECT THIS OPTION
  SHALL BE EXERCISABLE AS FOLLOWS:

  (A)    THE FIRST TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER MAY 15, 1996; AND

  (B)    THE NEXT TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER AUGUST 15, 1996; AND

  (C)    THE NEXT TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER NOVEMBER 15, 1996; AND

  (D)    THE NEXT TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER FEBRUARY 15, 1997; AND

  (E)    THE NEXT TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER MAY 15, 1997; AND

  (F)    THE NEXT TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER AUGUST 15, 1997; AND

  (G)    THE NEXT TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER NOVEMBER 15, 1997; AND

  (H)    THE NEXT TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER FEBRUARY 15, 1998; AND

  (I)    THE NEXT TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER MAY 15, 1998; AND

  (J)    THE NEXT TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER AUGUST 15, 1998; AND

  (K)    THE NEXT TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES
         COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER NOVEMBER 15, 1998; AND

  (L) THE REMAINING TWELVE THOUSAND FIVE HUNDRED (12,500) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN
         WHOLE OR IN PART, FROM AND AFTER FEBRUARY 15, 1999;

  PROVIDED, HOWEVER, THAT IN NO EVENT SHALL THIS OPTION BE
  EXERCISABLE LATER THAN THE EXPIRATION DATE.

                                VISTA TECHNOLOGIES INC.


[CORPORATE SEAL]
                                By: ________________________
                                      Murray D. Watson,
                                      Vice Chairman of the Board

By: _____________________________
    William M. Curtis, Secretary

ACCEPTED AND APPROVED BY THE OPTIONEE:



__________________________________    Date:  August 15, 1996
Thomas A. Schultz





                                    -2-